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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported):  April 30, 2002

                              ALLTEL Corporation
           (Exact name of Registrant as specified in its charter)

                                   Delaware
                  (State of incorporation or organization)

                                  34-0868285
                     (IRS Employer identification No.)
                         (Commission File Number)

               One Allied Drive, Little Rock, Arkansas  72202
                                (501) 905-8000
      (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                                Not applicable
    (Former name, former address and former fiscal year, if applicable)

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     ITEM 5.  Other Events.

     On March 28, 2002, ALLTEL Corporation (the "Company") filed a registration statement on form S-3 (File No. 333-85142), which was declared effective on April 10, 2002 (the "Registration Statement"). On April 29, 2002, the Company filed, pursuant to Rule 424(b)(5), a Preliminary Prospectus Supplement, dated April 25, 2002, which included the Prospectus dated April 10, 2002, relating to the offering of up to 25,000,000 (or 28,750,000 if the underwriters' overallotment option is exercised in full) of the Company's equity units (the "Equity Units"). On April 30, 2002, the Company entered into a Terms Agreement (which includes as Annex A thereto the "Underwriting Agreement for Equity Securities - Basic Provisions") between the Company and the underwriters named therein, relating to the offering and sale of the Equity Units under the Registration Statement. The Equity Units initially will consist of units referred to as corporate units, each with a stated amount of $50. Each corporate unit will include a purchase contract pursuant to which the purchaser will subject to certain conditions agree to purchase shares of the Company's common stock on May 17, 2005 at a settlement rate to be determined depending on the price of the Company's common stock at such time. Each corporate unit will also include $50 principal amount of the Company's senior notes due May 17, 2007. In connection with this offering, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits." A copy of certain agreements related to the offering are attached hereto as exhibits and are incorporated by reference in their entirety.

     ITEM 7.  Exhibits.

(c)  Exhibits -

Exhibit
No.             Description
-------         -----------

1 Terms Agreement (which includes as Annex A thereto the "Underwriting Agreement for Equity Units - Basic Provisions"), dated as of April 30, 2002, among ALLTEL Corporation, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Salomon Smith Barney Inc., Wachovia Securities, Inc., Banc One Capital Markets, Inc., McDonald Investments Inc., Stephens Inc., and Sun Trust Capital Markets, Inc.

4.1 Indenture between the ALLTEL Corporation and J.P. Morgan Trust Company, National Association, as successor to Ameritrust Company National Association, Trustee, dated as of January 1, 1987 (incorporated by reference to ALLTEL Corporation's Form S-3 Registration Statement, No. 33-10808, filed on December 16,
                1986)

4.2 Form of Tenth Supplemental Indenture to be entered into between ALLTEL Corporation and J.P. Morgan Trust Company, National Association, as Trustee, in connection with the issuance of the Notes which are a component of the corporate units

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4.3             Form of Note (included in Exhibit 4.2)

4.4 Form of Purchase Contract Agreement to be entered into between ALLTEL Corporation and J.P. Morgan Trust Company, National Association, as Purchase Contract Agent

4.5             Form of Corporate Units Certificate (included in Exhibit 4.4)

4.6             Form of Treasury Unit Certificate (included in Exhibit 4.4)



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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ALLTEL Corporation

Date:  April 30, 2002                 By: /s/ Francis X. Frantz
                                          -----------------------------------
                                           Name: Francis X. Frantz
                                                 ----------------------------
                                           Title: Executive Vice President
                                                 ----------------------------

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                             ALLTEL Corporation
                        Current Report On Form 8-K
                           Dated April 30, 2002

                              EXHIBIT INDEX

Exhibit
No.             Description
-------         -----------

1 Terms Agreement (which includes as Annex A thereto the "Underwriting Agreement for Equity Units - Basic Provisions"), dated as of April 30, 2002, among ALLTEL Corporation, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Salomon Smith Barney Inc., Wachovia Securities, Inc., Banc One Capital Markets, Inc., McDonald Investments Inc., Stephens Inc., and Sun Trust Capital Markets, Inc.

4.1 Indenture between the ALLTEL Corporation and J.P. Morgan Trust Company, National Association, as successor to Ameritrust Company National Association, Trustee, dated as of January 1, 1987 (incorporated by reference to ALLTEL Corporation's Form S-3 Registration Statement, No. 33-10808, filed on December 16,
                1986)

4.2 Form of Tenth Supplemental Indenture to be entered into between ALLTEL Corporation and J.P. Morgan Trust Company, National Association, as Trustee, in connection with the issuance of the Notes which are a component of the corporate units

4.3             Form of Note (included in Exhibit 4.2)

4.4 Form of Purchase Contract Agreement to be entered into between ALLTEL Corporation and J.P. Morgan Trust Company, National Association, as Purchase Contract Agent

4.5             Form of Corporate Units Certificate (included in Exhibit 4.4)

4.6             Form of Treasury Unit Certificate (included in Exhibit 4.4)



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